Exhibit 99.1

Consolidated Freightways Corporation

Consolidating Income Statements

For the Month Ended January 31, 2004

(Unaudited)

	Consolidated Freightways Corporation of Delaware	Consolidated Freightways Corporation	CF AirFreight Corporation	Leland James Service Corporation	Redwood Systems Inc.	CF MovesU Inc.	CFCD 2002 LLC	CFCD 2002 Member LLC	CFCD 2002A LLC	CFCD 2002A Member LLC	Total

Revenue - Customers	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Revenue - Affiliates	—	—	—	—	—	—	—	—	—	—	—

Total Revenue	—	—	—	—	—	—	—	—	—	—	—

Operating Expenses	473,313	—	—	—	—	—	—	—	—	—	473,313
Salaries, Wages, and Benefits	169,679	—	15	—	—	—	—	—	—	—	169,694
Operating Taxes and Licensing	325,082	—	4,935	—	—	—	209,923	—	4,323	—	544,263
Claims and Insurance	44,504	—	—	—	—	—	21,686	—	5,276	—	71,466
Rents	(26,591)	—	180	—	—	—	—	—	—	—	(26,411)
Other G&A Expense	43,367	—	(171)	—	—	—	—	—	—	—	43,196
(Gain)/ Loss on Sale of Assets	(526,599)	(3,471,419)	—	—	—	—	(81,882)	—	16,144	—	(4,063,756)

Total Operating Expenses	502,755	(3,471,419)	4,959	—	—	—	149,727	—	25,743	—	(2,788,235)

Operating Income (Loss)	(502,755)	3,471,419	(4,959)	—	—	—	(149,727)	—	(25,743)	—	2,788,235

Interest on Debt	—	—	—	—	—	—	—	—	—	—	—
Other Interest Expense	—	—	—	—	—	—	—	—	—	—	—

Interest Expense	—	—	—	—	—	—	—	—	—	—	—

Temporary Investment Interest	45,238	—	—	—	—	—	32,123	—	6,493	—	83,854
Other Interest Income	82,834	—	—	—	—	—	—	—	—	—	82,834

Interest Income	128,072	—	—	—	—	—	32,123	—	6,493	—	166,688

Other Miscellaneous, Net	(47,734)	—	—	—	—	—	—	—	—	—	(47,734)

Income (Loss) Before Taxes	(422,417)	3,471,419	(4,959)	—	—	—	(117,604)	—	(19,250)	—	2,907,189

Federal Income Tax Current	—	—	—	—	—	—	—	—	—	—	—
Federal Income Tax Deferred	—	—	—	—	—	—	—	—	—	—	—
State Income Tax Current	—	—	—	—	—	—	—	—	—	—	—
Foreign Income Tax Current	601,520	—	—	—	—	—	—	—	—	—	601,520

Income Taxes	601,520	—	—	—	—	—	—	—	—	—	601,520

Net Income (Loss)	$(1,023,937)	$3,471,419	$(4,959)	$—	$—	$—	$(117,604)	$—	$(19,250)	$—	$2,305,669

Consolidated Freightways Corporation

Consolidating Income Statements

For the Month Ended February 28, 2004

(Unaudited)

	Consolidated Freightways Corporation of Delaware	Consolidated Freightways Corporation	CF AirFreight Corporation	Leland James Service Corporation	Redwood Systems Inc.	CF MovesU Inc.	CFCD 2002 LLC	CFCD 2002 Member LLC	CFCD 2002A LLC	CFCD 2002A Member LLC	Total

Revenue - Customers	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Revenue - Affiliates	—	—	—	—	—	—	—	—	—	—	—

Total Revenue	—	—	—	—	—	—	—	—	—	—	—

Operating Expenses	630,802	—	—	—	—	—	—	—	—	—	630,802
Salaries, Wages, and Benefits	174,375	—	—	—	—	—	—	—	—	—	174,375
Purchased Transportation	897	—	47,891	—	—	—	—	—	—	—	48,788
Operating Taxes and Licensing	(424,694)	—	—	—	—	—	120,923	—	410,010	—	106,239
Claims and Insurance	38,463	—	—	—	—	—	21,686	—	5,276	—	65,425
Rents	(40,462)	—	—	—	—	—	—	—	—	—	(40,462)
Other G&A Expense	614,504	—	29,271	—	310	—	—	—	—	—	644,085
(Gain)/Loss on Sale of Assets	(1,948,613)	—	—	—	—	—	(1,926,256)	—	—	—	(3,874,869)

Total Operating Expenses	(954,728)	—	77,162	—	310	—	(1,783,647)	—	415,286	—	(2,245,617)

Operating Income (Loss)	954,728	—	(77,162)	—	(310)	—	1,783,647	—	(415,286)	—	2,245,617

Interest on Debt	—	—	—	—	—	—	—	—	—	—	—
Other Interest Expense	—	—	—	—	—	—	—	—	—	—	—

Interest Expense	—	—	—	—	—	—	—	—	—	—	—

Temporary Investment Interest	50,614	—	—	—	—	—	31,758	—	7,996	—	90,368
Other Interest Income	49,731	—	—	—	—	—	—	—	—	—	49,731

Interest Income	100,345	—	—	—	—	—	31,758	—	7,996	—	140,099

Other Miscellaneous, Net	2,542	—	—	—	—	—	—	—	—	—	2,542

Income (Loss) Before Taxes	1,057,615	—	(77,162)	—	(310)	—	1,815,405	—	(407,290)	—	2,388,258

Federal Income Tax Current	—	—	—	—	—	—	—	—	—	—	—
Federal Income Tax Deferred	—	—	—	—	—	—	—	—	—	—	—
State Income Tax Current	—	—	—	—	—	—	—	—	—	—	—
Foreign Income Tax Current	—	—	—	—	—	—	—	—	—	—	—

Income Taxes	—	—	—	—	—	—	—	—	—	—	—

Net Income (Loss)	$1,057,615	$—	$(77,162)	$—	$(310)	$—	$1,815,405	$—	$(407,290)	$—	$2,388,258

Consolidated Freightways Corporation

Consolidating Income Statements

For the Month Ended March 31, 2004

(Unaudited)

	Consolidated Freightways Corporation of Delaware	Consolidated Freightways Corporation	CF AirFreight Corporation	Leland James Service Corporation	Redwood Systems Inc.	CF MovesU Inc.	CFCD 2002 LLC	CFCD 2002 Member LLC	CFCD 2002A LLC	CFCD 2002A Member LLC	Total

Revenue - Customers	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Revenue - Affiliates	—	—	—	—	—	—	—	—	—	—	—

Total Revenue	—	—	—	—	—	—	—	—	—	—	—

Operating Expenses	495,286	—	353	—	440	—	547	—	—	—	496,626
Salaries, Wages, and Benefits	305,502	—	—	—	—	—	—	—	—	—	305,502
Purchased Transportation	7,801	—	62,548	—	—	—	—	—	—	—	70,349
Operating Taxes and Licensing	(56,833)	—	—	—	—	—	29,202	—	—	—	(27,631)
Claims and Insurance	50,080	—	—	—	—	—	21,686	—	5,276	—	77,042
Rents	(26,256)	—	—	—	—	—	—	—	—	—	(26,256)
Other G&A Expense	2,578,513	—	(689)	—	—	—	—	—	—	—	2,577,824
(Gain)/Loss on Sale of Assets	(2,266,593)	—	—	—	—	—	(6,160,155)	—	(130)	—	(8,426,878)

Total Operating Expenses	1,087,500	—	62,212	—	440	—	(6,108,720)	—	5,146	—	(4,953,422)

Operating Income (Loss)	(1,087,500)	—	(62,212)	—	(440)	—	6,108,720	—	(5,146)	—	4,953,422

Interest on Debt	—	—	—	—	—	—	—	—	—	—	—
Other Interest Expense	—	—	—	—	—	—	—	—	—	—	—

Interest Expense	—	—	—	—	—	—	—	—	—	—	—

Temporary Investment Interest	54,735	—	—	—	—	—	35,792	—	8,845	—	99,372
Other Interest Income	58,960	—	—	—	—	—	—	—	—	—	58,960

Interest Income	113,695	—	—	—	—	—	35,792	—	8,845	—	158,332

Other Miscellaneous, Net	103,402	—	—	—	—	—	—	—	—	—	103,402

Income (Loss) Before Taxes	(870,403)	—	(62,212)	—	(440)	—	6,144,512	—	3,699	—	5,215,156

Federal Income Tax Current	—	—	—	—	—	—	—	—	—	—	—
Federal Income Tax Deferred	—	—	—	—	—	—	—	—	—	—	—
State Income Tax Current	—	—	—	—	—	—	—	—	—	—	—
Foreign Income Tax Current	—	—	—	—	—	—	—	—	—	—	—

Income Taxes	—	—	—	—	—	—	—	—	—	—	—

Net Income (Loss)	$(870,403)	$—	$(62,212)	$—	$(440)	$—	$6,144,512	$—	$3,699	$—	$5,215,156